TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated January 3, 2006 to the Prospectus dated March 1, 2005, as previously supplemented

All Funds

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Effective January 3, 2006, the following information supplements, amends and replaces the first sentence in the section entitled “Redemption through Financial Intermediaries” under “Redemption Fees”:

Except as otherwise provided, you are an investor subject to this 2% short-term trading redemption fee whether you are a direct shareholder of a fund or you are investing indirectly in a fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a tax-deferred savings plan such as a retirement plan (other than retirement plans described in Section 401(a), 401(k), 401(m), 403(b) or 457 of the Internal Revenue Code) or a 529 college savings plan that maintains a master account (an “Omnibus Account”) with the fund for trading on behalf of its customers.

Effective January 3, 2006, the following information supplements, amends and replaces the section entitled “Waiver/Exceptions/Changes” under “Redemption Fees”:

Waiver/Exceptions/Changes

Currently, TA IDEX does not impose redemption fees on redemption transactions made by investors in retirement plans described in Section 401(a), 401(k), 401(m), 403(b) and 457 of the Internal Revenue Code.

Each fund reserves the right to waive the redemption fee at its discretion if the fund’s transfer agent believes such waiver is consistent with the best interests of the fund and to the extent permitted or required by applicable law. In addition, each fund reserves the right to modify or eliminate the redemption fee or waivers at any time. You will receive 60 days’ notice of any material changes, unless otherwise provided by law.

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Investors Should Retain This Supplement For Future Use